Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by AMERI Holdings, Inc. (the “Registrant”) of its Quarterly Report on Form 10-Q for the three months ended September 30, 2017 (the “Quarterly Report”) with the Securities and Exchange Commission, I, Giri Devanur, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)             The Quarterly Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)            The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 13, 2017	By:	/s/ Giri Devanur
		Name:	Giri Devanur
		Title:	President and Chief Executive Officer (Principal Executive Officer)